UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 20, 2007

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

14 Wall Street, 11th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 566-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 Regulation FD
Item 7.01  Regulation FD Disclosure

During February 9 to February 20, 2007, Sanders Morris Harris, placement agent in connection with the offering of shares of common stock of Blackhawk Capital Group BDC, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s amended Regulation E offering filed with the Securities and Exchange Commission on January 22, 2007, provided to prospective investors in common stock in the Company’s Regulation E offering information titled “Blackhawk Investment Overview February 2007.” (the “Investment Materials”).

A copy of the Investment Materials appears at Exhibit 99.1 and is furnished pursuant to this Form 8-K. However, the Investment Materials are not being filed for purposes of Regulation FD or Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2007	BLACKHAWK CAPITAL GROUP BDC, INC.

	By:	/s/ Craig A. Zabala
Craig A. Zabala
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.  Description

99.1   Blackhawk Investment Overview February 2007